UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2015

Date of Report (Date of earliest event reported)

KUN DE INTERNATIONAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-162518	68-0677444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yihao Ge 41E Gangyi Haoting Yard, Chuanbu Road Louhu District, ShenzhenCity Guandong Province, China
(Address of principal executive offices)	(Zip Code)

+86 (755) 8885-5778

(Registrant’s telephone number, including area code)

Secure Luggage Solutions Inc.

2375 East Camelback Road, Fifth Floor

Phoenix, Arizona85016

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Kun De International Holdings Inc., a Delaware corporation (the “Company”) has engaged Ben Borgers Hillary CPA PC (“Borgers") as its principal independent registered public accounting firm effective August 11, 2015. Concurrent with this appointment, the Company has dismissed Hillary CPA Group, Certified Public Accountants (“Hillary") effective August 11, 2015. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors, which was primarily based on Hillary's inability to service the Company's needs for an auditor based upon its current workload.

Hillary served as the Company's principal independent public accounting firm only since April 16, 2015. Therefore, there were no reports from Hillary regarding the Company's financial statements.

The report of Johnson on the Company’s financial statements for fiscal year ended December 31, 2013 and December 31, 2012 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company’s fiscal year ended December 31, 2013 and during the subsequent period through to the date of Johnson's dismissal, there were no disagreements between the Company and Johnson, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference thereto in its report on the Company’s audited financial statements.

The Company provided Johnson with a copy of the previous Current Report on Form 8-K and requested that Johnson furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Johnson agrees with the statements made in previous Current Report on Form 8-K with respect to Johnson and, if not, stating the aspects with which he did not agree. The Company received the requested letter from Johnson wherein he confirmed his agreement to the Company’s disclosures in the previous Current Report with respect to Johnson. A copy of Johnson’s letter was filed as an exhibit to the previous Current Report on April 24, 2015.

The Company provided Hillary with a copy of this Current Report on Form 8-K and requested that Hillary furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Hillary agrees with the statements made in this Current Report on Form 8-K with respect to Hillary and, if not, stating the aspects with which he does not agree. The Company has not yet received the requested letter from Hillary regarding confirmation of his agreement to the Company’s disclosures in this Current Report with respect to Hillary. Upon receipt, the Company will file an amended Current Report on Form 8-K attaching the letter from Hillary as an exhibit.

In connection with the Company’s appointment of Borgers as the Company’s principal registered accounting firm at this time, the Company has not consulted Borgers on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements during the two most recent fiscal years (December 31, 2014 and December 31, 2013) and subsequent interim period through the date of engagement.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter of Hillary CPA Group, Certified Public Accountants to be filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUN DE INTERNATIONAL HOLDINGS INC.

Date: August 13, 2015	By:	/s/ Shuquan Chen
Shuquan Chen
Chief Executive Officer

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